2017 Second Quarter Management Report

July 27, 2017

Statements herein regarding the Company's future expected business performance and financial results are forward looking and are subject to events and circumstances of the future. Actual results could differ materially from those expressed in these forward-looking statements. Risks and uncertainties that could cause results to differ materially include risks associated with: customers' production volumes at Gainshare-covered facilities; continued adoption of the Company's solutions by new and existing customers; project milestones or delays and performance criteria achieved; the provision of technology and services prior to the execution of a final contract; and other risks set forth in PDF Solutions' periodic public filings with the Securities and Exchange Commission, including, without limitation, its Annual Reports on Form 10-K, most recently filed for the year ended December 31, 2016, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and amendments to such reports. The forward-looking statements made in the conference call are made as of the date hereof, and PDF Solutions does not assume any obligation to update such statements nor the reasons why actual results could differ materially from those projected in such statements.

Contents

The following commentary is provided by management and should be referenced in conjunction with PDF Solutions' second quarter for fiscal year 2017 financial results press release available on its Investor Relations website at http://www.pdf.com/financial-news. These remarks represent management's current views of the Company's financial and operational performance and outlook and are provided to give investors and analysts further insight into its performance in advance of the earnings call webcast.

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GAAP Income Statement – Quarterly Trend Through Q2 2017

in thousands (except share amounts, percent of revenue, and EPS)

P&L (GAAP)	Q2-15	Q3-15	Q4-15	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17
Design to Silicon Yield Solutions	14,159	17,246	14,282	18,578	20,574	18,552	19,458	19,698	16,500
Gain Share - Performance Incentive	9,051	6,632	9,790	6,503	6,114	8,707	8,975	4,591	7,789
Total Revenue	**23,210**	**23,878**	**24,072**	**25,081**	**26,688**	**27,259**	**28,433**	**24,289**	**24,289**
Cost of Sales	9,888	10,252	10,080	10,206	10,654	11,452	12,136	11,431	11,379
GROSS MARGIN	**13,322**	**13,626**	**13,992**	**14,875**	**16,034**	**15,807**	**16,297**	**12,858**	**12,910**
Gross Margin %	**57%**	**57%**	**58%**	**59%**	**60%**	**58%**	**57%**	**53%**	**53%**
OPERATING EXPENSES									
Research & Development	4,437	5,173	5,398	6,311	7,060	7,017	7,171	7,282	7,276
R&D % of Revenue	19%	22%	22%	25%	26%	26%	25%	30%	30%
Selling, General, & Administrative	5,216	5,665	5,085	5,124	5,094	5,548	6,290	5,899	6,195
SG&A % of Revenue	22%	24%	21%	20%	19%	20%	22%	24%	26%
Amortization of other acquired intangible assets	-	89	107	117	117	106	92	92	92
TOTAL OPERATING EXPENSES	**9,653**	**10,927**	**10,590**	**11,552**	**12,271**	**12,671**	**13,553**	**13,273**	**13,563**
OPERATING INCOME (LOSS)	**3,669**	**2,699**	**3,402**	**3,323**	**3,763**	**3,136**	**2,744**	**(415)**	**(653)**
Other (Income) / Expense, Net	(52)	(64)	(15)	236	51	101	(378)	230	(27)
PRE-TAX INCOME (LOSS)	**3,721**	**2,763**	**3,417**	**3,087**	**3,712**	**3,035**	**3,122**	**(645)**	**(626)**
Income Tax Provision (Benefit)	1,572	1,269	620	1,026	1,579	1,051	197	(1,162)	(815)
Net Income	**2,149**	**1,494**	**2,797**	**2,061**	**2,133**	**1,984**	**2,925**	**517**	**189**
GAAP EPS	**0.07**	**0.05**	**0.09**	**0.07**	**0.07**	**0.06**	**0.09**	**0.02**	**0.01**
Diluted Weighted Avg Shares (in millions)	**32.4**	**32.1**	**31.9**	**31.8**	**32.1**	**32.6**	**33.3**	**33.6**	**33.5**

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Q2 2017 CFO Commentary – GAAP Income Statement

- Total GAAP revenues were $24.3 million resulting in GAAP net income of $0.2 million and GAAP EPS of $0.01 cents per fully diluted share.
- Total GAAP operating loss was $0.7 million, resulting in GAAP operating margin of -3%.
- Fully diluted shares outstanding were 33.5 million for the quarter.
- The GAAP income tax benefit was $0.8 million, which reflects an effective tax rate of 130% compared to 180% for the prior quarter.

GAAP Revenue by Geography Q2 2017 & Comparable Quarters


Q217
13%
38%
49%
North America
Asia Pacific
EMEA


Q117
15%
48%
37%
North America
Asia Pacific
EMEA


Q216
21%
36%
43%
North America
Asia Pacific
EMEA

Q2 2017 CFO Commentary – GAAP Revenue & GM Detail

- Total GAAP revenues of $24.3 million were the same compared to the prior quarter.
- The top ten customers represented 84% of total revenues. Two of these customers contributed revenues 10% or greater.
- Solutions revenue consisted of 15 project-based engagements that contributed at least $100,000 of solutions revenue each in the quarter.
- The total number of node-sites, defined as an individual fab and process node combination, contributing to Gainshare revenue, was 16.
- On a GAAP basis, Cost of Sales was $11.4 million, which was approximately the same compared to the prior quarter.
- GAAP gross margin was 53%, which was the same compared to the prior quarter.

PDF/SOLUTIONS®

GAAP Operating Expenses – Quarterly Through Q2 2017

in thousands



Research & Development
Selling, General, & Administrative
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
5,094
5,548
6,290
5,899
6,195
7,060
7,017
7,171
7,282
7,276
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17

Q2 2017 CFO Commentary – GAAP Operating Expenses

- Total GAAP Operating Expenses, at $13.3 million, were $0.3 million higher than the prior quarter, and 56% of total revenues, up 1% from the prior quarter.

- GAAP R&D expenses totaled $7.3 million, which was the same compared to the prior quarter.

- GAAP R&D expenses as a percent of revenue was 30%, which was the same compared to the prior quarter.

- GAAP SG&A expenses totaled $6.2 million, $0.3 million higher than the prior quarter.

- GAAP SG&A expenses as a percent of revenue was 26%, which was up 2% from the prior quarter.

PDF/SOLUTIONS®

GAAP Balance Sheet Trend – Quarterly Through Q2 2017

in thousands

	30-Jun-16	30-Sep-16	31-Dec-16	31-Mar-17	30-Jun-17
ASSETS					
Cash and cash equivalents	$ 122,222	$ 118,534	$ 116,787	$ 114,926	$ 109,007
Accounts receivable, net of allowance	34,786	44,023	48,157	50,088	54,029
Prepaid expenses and other current assets	4,728	5,163	5,335	6,741	8,813
Total current assets	161,736	167,720	170,279	171,755	171,849
Property and equipment, net	16,076	18,192	19,341	20,798	23,068
Deferred tax assets	14,201	14,135	15,640	16,201	15,815
Goodwill	215	215	215	215	215
Intangible assets, net	4,603	4,411	4,223	4,035	3,847
Other non-current assets	9,497	9,413	12,631	14,615	12,263
Total assets	**$ 206,328**	**$ 214,086**	**$ 222,329**	**$ 227,619**	**$ 227,057**
LIABILITIES					
Accounts payable	$ 2,469	$ 947	$ 2,206	$ 2,436	$ 2,270
Accrued compensation and related benefits	5,150	5,190	$ 5,959	$ 4,988	$ 5,863
Accrued and other current liabilities	2,924	3,077	$ 2,080	$ 1,913	$ 2,075
Deferred revenues - current portion	5,740	8,399	$ 8,189	$ 9,777	$ 8,933
Billings in excess of recognized revenue	312	73	88	200	389
Total current liabilities	16,595	17,686	18,522	19,314	19,530
Long-term income taxes payable	2,594	2,859	3,354	3,247	3,174
Other non-current liabilities	328	657	1,650	1,802	2,253
Total liabilities	**19,517**	**21,202**	**23,526**	**24,363**	**24,957**
EQUITY					
Common stock	5	5	5	5	5
Additional paid-in-capital	272,138	276,495	281,423	285,930	289,956
Treasury stock at cost	(53,301)	(53,726)	(54,882)	(55,726)	(61,532)
Accumulated deficit	(30,661)	(28,677)	(25,752)	(25,235)	(25,046)
Accumulated other comprehensive loss	(1,370)	(1,213)	(1,991)	(1,718)	(1,283)
Total equity	**186,811**	**192,884**	**198,803**	**203,256**	**202,100**
Total liabilities and equity	**$ 206,328**	**$ 214,086**	**$ 222,329**	**$ 227,619**	**$ 227,057**

Q2 2017 – GAAP Balance Sheet – Cash & Accounts Receivables

- Total cash at the end of the quarter was $109.0 million, a decrease of $5.9 million when compared to cash on March 31, 2017.
- During the quarter the Company purchased approximately $2.7 million of fixed assets, primarily related to our DFI solution.
- Cash provided by operations during the quarter was approximately $1.4 million.
- For the quarter, the Company spent $5.8 million on 338 thousand shares to repurchase common stock on the open market as part of our Stock Repurchase Program and for cash payments to cover employee taxes on restricted stock grants released.
- Trade Accounts Receivable balance at the end of the quarter was $33.0 million, an increase of $5.6 million when compared to the previous quarter. The Unbilled Accounts Receivable balance was $30.7 million at the end of the quarter, a decrease of approximately $3.8 million over the prior quarter.
- Of the $30.7 million of Unbilled Accounts Receivable at the end of the quarter, we expect approximately $21.0 million to be billed in the next twelve months of which more than 45% will be billed during Q3.
- Of the $63.7 million of total Receivables, $4.2 million, or 7%, was aged more than 30 days. Since the end of the quarter, $6.5 million of Trade Receivables has been collected as of the date of this report.
- The quarter-over-quarter increase in Accounts Receivable and DSO is primarily driven by a $5.6 million increase in Trade Accounts Receivable. This increase in Trade Accounts Receivable is primarily due to previously Unbilled Accounts Receivable becoming billed during the quarter and fixed fee Solutions revenue recognized during the quarter on a major customer contract for which billings will take place on a quarterly basis going forward.

PDF/SOLUTIONS®

Non-GAAP Presentation

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), the Company also provides certain non-GAAP financial measures. Non-GAAP net income excludes the effects of non-recurring items, stock-based compensation expenses, amortization of acquired technology and other acquired intangible assets, and their related income tax effects, as applicable, as well as adjusts for the non-cash portion of income taxes. EBITDAR is calculated by taking GAAP net income, adding back the effects of non-recurring items, stock-based compensation expenses, amortization of acquired technology and other acquired intangibles, depreciation expense and income tax provision (benefit). These non-GAAP financial measures are used by management internally to measure the Company's profitability and performance. PDF Solutions' management believes that these non-GAAP measures provide useful supplemental measures to investors regarding the Company's ongoing operations in light of the fact that none of these categories of expense has a current effect on the future uses of cash (with the exception of certain non-recurring items) nor do they impact the generation of current or future revenues. These non-GAAP results should not be considered an alternative to, or a substitute for, GAAP financial information, and may be different from similarly titled non-GAAP measures used by other companies. In particular, these non-GAAP financial measures are not a substitute for GAAP measures of income or loss as a measure of performance, or to cash flows from operating, investing and financing activities as a measure of liquidity. Management uses these non-GAAP financial measures internally to measure profitability and performance; these non-GAAP measures are presented here to give investors an opportunity to see the Company's financial results as viewed by management. A detailed reconciliation of the adjustments made to comparable GAAP measures is included herein.

PDF/SOLUTIONS®

Q2 2017 – Reconciliation of GAAP to Non-GAAP Net Income

in thousands (except for shares and per share amounts)

		Q2-17
GAAP net income	$	189
Adjustments to reconcile GAAP net income to non-GAAP net income:		
Stock-based compensation expense		2,904
Amortization of acquired technology		96
Amortization of other acquired intangible assets		92
Non-cash portion of income tax expense (benefit)		(629)
Non-GAAP net income	$	2,652
GAAP net income per diluted share	$	0.01
Non-GAAP net income per diluted share	$	0.08
Shares used in diluted shares calculation (M)		33.5

PDF/SOLUTIONS®

Reconciliation of GAAP to Non-GAAP for Prior Quarters

in thousands (except for shares and per share amounts)

	Q2-15	Q3-15	Q4-15	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17
GAAP net income	$ 2,149	$ 1,494	$ 2,797	$ 2,061	$ 2,133	$ 1,984	$ 2,925	$ 517	$ 189
Adjustments to reconcile GAAP net income to non-GAAP net income:									
Stock-based compensation expense	2,355	2,564	2,639	2,666	2,291	2,977	3,067	2,884	2,904
Previously impaired deferred costs	-	-	-	-	-	-	-	-	-
Amortization of acquired technology	-	80	96	96	96	86	96	96	96
Amortization of other acquired intangible assets	-	89	107	117	117	106	92	92	92
Acquisition costs	482	290	62	-	-	-	-	-	-
Acquisition related contingent earn-out	-	475	25	-	-	-	-	-	-
Acquisition related deferred revenue adjustment	-	501	400	115	50	3	1	-	-
Non-cash portion of income tax expense	882	270	(390)	299	609	236	(587)	(995)	(629)
Non-GAAP net income	$ 5,868	$ 5,763	$ 5,736	$ 5,354	$ 5,296	$ 5,392	$ 5,594	$ 2,594	$ 2,652
GAAP net income per diluted share	$ 0.07	$ 0.05	$ 0.09	$ 0.07	$ 0.07	$ 0.06	$ 0.09	$ 0.02	$ 0.01
Non-GAAP net income per diluted share	$ 0.18	$ 0.18	$ 0.18	$ 0.17	$ 0.17	$ 0.17	$ 0.17	$ 0.08	$ 0.08
Shares used in diluted shares calculation (in millions)	32.4	32.1	31.9	31.8	32.1	32.6	33.3	33.6	33.5

PDF/SOLUTIONS®

Non-GAAP Expenses – Quarterly Trend Through Q2 2017

in thousands

NON-GAAP EXPENSES:	Q2-15	Q3-15	Q4-15	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17
COST OF SALES	8,974	9,132	8,910	9,025	9,603	10,175	10,845	10,143	10,213
OPERATING EXPENSES									
Research & Development	3,927	4,456	4,736	5,605	6,408	6,123	6,335	6,448	6,428
Selling, General, & Administrative	3,803	4,092	4,095	4,249	4,410	4,656	5,253	5,041	5,208
TOTAL OPERATING EXPENSES	**7,729**	**8,548**	**8,831**	**9,854**	**10,818**	**10,779**	**11,589**	**11,489**	**11,636**
Cash Tax Expense / (Benefit)	691	999	1,010	726	970	815	785	(167)	(186)

PDF/SOLUTIONS®

Non-GAAP Operating Expenses – Quarterly Trend Through Q2 2017



in thousands
Research & Development
Selling, General, & Administrative
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
4,410
4,656
5,253
5,041
5,208
6,408
6,123
6,335
6,448
6,428
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17

PDF SOLUTIONS

Q2 2017 CFO Commentary – Non-GAAP Expenses

- On a Non-GAAP basis, Cost of Sales was $10.2 million, which was approximately flat compared to the prior quarter.
- Total Non-GAAP Operating Expenses, at $11.6 million, were $0.1 million higher than prior quarter, and 48% of total revenues, up 1% from the prior quarter.
- Non-GAAP R&D expenses totaled $6.4 million, flat compared to the prior quarter.
- Non-GAAP R&D expenses as a percent of revenue were 26%, approximately flat compared to the prior quarter.
- Non-GAAP SG&A expenses totaled $5.2 million, $0.2 million higher than the prior quarter.
- Non-GAAP SG&A expenses as a percent of revenue were 21%, approximately flat compared to the prior quarter.
- Cash tax liabilities for Non-GAAP presentation were negative $0.2 million. This represents an effective cash tax rate of 29.7% of pre-tax GAAP income.

Non-GAAP Performance Measures – Quarterly Trend Through Q2 2017

in thousands (except for shares, percent of revenue, and EPS)

	Q2-15	Q3-15	Q4-15	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17
GROSS MARGIN	14,237	15,246	15,562	16,171	17,136	17,088	17,589	14,146	14,075
Gross Margin %	61%	63%	64%	64%	64%	63%	62%	58%	58%
Pro Forma Net Income	5,868	5,762	5,736	5,354	5,296	5,392	5,594	2,594	2,652
Non-GAAP EPS	0.18	0.18	0.18	0.17	0.17	0.17	0.17	0.08	0.08
Diluted Weighted Avg Shares (in millions)	32.4	32.1	31.9	31.8	32.1	32.6	33.3	33.6	33.5
EBITDAR	7,192	7,443	7,473	6,845	7,125	7,168	7,378	3,518	3,662

Q2 2017 CFO Commentary – Non-GAAP Performance Measures

- Non-GAAP gross margin was 58%, approximately the same as in the prior quarter.
- Total non-GAAP net income was $2.7 million, approximately $0.1 million higher compared to the prior quarter.
- Non-GAAP EPS was $0.08 cents per fully diluted share as compared to $0.08 cents in the prior quarter.
- Fully diluted shares outstanding were 33.5 million for the quarter.
- EBITDAR was $3.7 million compared to $3.5 million in the prior quarter.

2017 – GAAP & Non-GAAP Outlook

- We expect Gainshare revenue to be higher in the second half of the year as compared to the first half, but flat to slightly down full year over full year.
- Driven by recovering Gainshare revenues and continued strength in our Exensio and DFI businesses, we expect total revenues to be stronger in the second half of the year when compared to the first half, and approximately flat compared to the second half of 2016.
- Overall, we expect total spending for the Company to grow slightly in the second half of 2017 driven by timing of recognition of previously deferred project costs, increase in depreciation expenses related to our DFI business, and additional investments in our Exensio software business.
- Investment in R&D for our DFI solution is expected to remain approximately flat on a quarterly basis.
- We expect the GAAP tax provision rate to be between 37% and 39% for the remainder of the year. However, changing tax regulations may result in a large variance in actual rates.
- Cash taxes for non-GAAP presentation should be in the range of 27% to 30% for the remainder of the year.